Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Brixmor Property Group Inc. (the “Company”) on Form 10-Q for the period ended June 30, 2021 filed with the Securities and Exchange Commission on the date hereof (the “Report”), pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officers of the Company hereby certify, to such officers’ knowledge, that:
•The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable of the Securities Exchange Act of 1934, as amended; and

•The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company for the periods presented therein.

Date: August 2, 2021
/s/ James M. Taylor
Chief Executive Officer and President
(Principal Executive Officer)

/s/ Angela Aman
Chief Financial Officer
(Principal Financial Officer)